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                                  EXHIBIT 10.64

                               Second Amendment to

                           Purchase and Sale Agreement

                             dated December 31, 2003

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                                SECOND AMENDMENT

                                       TO

                           PURCHASE AND SALE AGREEMENT

                                  by and among

                        Riverchase Assisted Living, Ltd.
                        Senior Lifestyle Heritage, L.L.C.
                Integrated Management - Carrington Pointe, L.L.C.
            Integrated Living Communities of West Palm Beach, L.L.C.
                  Senior Lifestyle Newport Limited Partnership
                 Senior Lifestyle Pinecrest Limited Partnership
                 Senior Lifestyle Prosperity Limited Partnership
                Integrated Living Communities of Sarasota, L.L.C.
                      Olympia Fields Senior Housing, L.L.C.
                  Senior Lifestyle East Bay Limited Partnership
                Senior Lifestyle Emerald Bay Limited Partnership
                              Greenwich Bay, L.L.C.
                 Senior Lifestyle North Bay Limited Partnership
                Senior Lifestyle Sakonnet Bay Limited Partnership
                             South Bay Manor, L.L.C.
                           West Bay Manor, L.L.C. and
                  Integrated Living Communities of Dallas, L.P.

                            collectively, as Sellers,

                                       and

                  CNL Retirement Corp., a Florida corporation,

                                  as Purchaser

                                December 31, 2003

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                                SECOND AMENDMENT

                                       TO

                           PURCHASE AND SALE AGREEMENT

         THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made effective as of December 31, 2003 by and among (i) (1) Riverchase Assisted Living, Ltd., a Texas limited partnership, (2) Senior Lifestyle Heritage, L.L.C, a Delaware limited liability company, (3) Integrated Management
- Carrington Pointe, L.L.C., a Delaware limited liability company, (4) Integrated Living Communities of West Palm Beach, L.L.C. , a Delaware limited liability company, (5) Senior Lifestyle Newport Limited Partnership, a Delaware limited partnership, (6) Senior Lifestyle Pinecrest Limited Partnership, a Delaware limited partnership, (7) Senior Lifestyle Prosperity Limited Partnership, a Delaware limited partnership, (8) Integrated Living Communities of Sarasota, L.L.C., a Delaware limited liability company, (9) Olympia Fields Senior Housing, L.L.C., a Delaware limited liability company, (10) Senior Lifestyle East Bay Limited Partnership, a Delaware limited partnership, (11) Senior Lifestyle Emerald Bay Limited Partnership, a Delaware limited partnership, (12) Greenwich Bay, L.L.C., a Delaware limited liability company,
(13) Senior Lifestyle North Bay Limited Partnership, a Delaware limited partnership, (14) Senior Lifestyle Sakonnet Bay Limited Partnership, a Delaware limited partnership, (15) South Bay Manor, L.L.C., a Delaware limited liability company, (16) West Bay Manor, L.L.C., and (17) Integrated Living Communities of Dallas, L.P., a Delaware limited partnership (each a "Seller" and collectively, "Sellers"), and (ii) CNL Retirement Corp., a Florida corporation ("Purchaser").

                              W I T N E S S E T H:

         WHEREAS, Sellers and Purchaser entered into a Purchase and Sale Agreement dated as of December 19, 2003, as amended by that certain First Amendment to Purchase and Sale Agreement dated December 30, 2003 (collectively the "Original Agreement") with respect to the purchase and sale of nineteen (19) senior living facilities.

         WHEREAS, the Alabama Property is encumbered by the Riverchase Declaration (as defined below) and the Newport Property is encumbered by the Newport Declaration (as defined below).

         WHEREAS, the Purchaser requested that Riverchase Seller (as defined below) and the Newport Seller (as defined below) obtain an estoppel regarding the Riverchase Declaration and the Newport Declaration, respectively, however Seller will instead make certain additional representations in respect to the Riverchase Declaration and the Newport Declaration, respectively.

         WHEREAS, the Purchaser has requested that Heron's Run Seller (as defined below) and the Treemont Seller (as defined below) make certain additional representations in respect to the Heron's Run Shared Services Agreement (as defined below) and the Treemont Shared Services Agreement (as defined below), respectively.

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         WHEREAS, the Pointe at Newport Place Property was transferred to the
Newport Seller pursuant to the Existing Newport Deed (as defined below), pursuant to which Newport Seller and its successors and assigns are required to pay Newport Place Associates, Ltd. and its successors and assigns Ten Thousand Dollars ($10,000) per bed for every bed installed at the Pointe at Newport Place Property in excess of 80 beds which installation occurs during the period of time between February 20, 1997 and February 20, 2007. As of the Closing Date, the Pointe at Newport Place Property may have three (3) beds in excess of 80 beds installed, thus potentially entitling Newport Place Associates, Ltd. and its successors and assigns to receive $30,000 from the Newport Seller, which amount has not been paid.

         WHEREAS, the Sellers and Purchaser wish to amend the Original Agreement as set forth in this Amendment.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Sellers and Purchaser hereby agree as follows:

SECTION 1. DEFINITIONS.

         Capitalized terms used in this Amendment and not defined elsewhere herein shall have the meanings set forth on the Original Agreement.

SECTION 2. FEASIBILITY AND ADDITIONAL TERMINATION RIGHTS.

         2.1 Completion of Diligence Inspections. Subject to the express provisions of the remainder of this Section 2 of this Amendment, the execution and delivery of this Amendment by Purchaser shall constitute Purchaser's election not to deliver the Termination Notice. Subject to the express provisions of the remainder of this Section 2, the Due Diligence Period is hereby terminated and Purchaser hereby waives its right to deliver the Termination Notice under the provisions of Section 2.2 of the Original Agreement, except as provided pursuant to the express provisions of the remainder of this Section 2 below.

         2.2 Impact of Anticipated Real Property Tax Reassessments. Purchaser shall have the right to terminate the Agreement by giving written notice (the "Tax Termination Notice") to Sellers, with a copy to the Title Company, on or before 5 p.m. Eastern Standard Time on January 5, 2004 if Purchaser is not satisfied with the results of its underwriting with respect to the impact of anticipated real property tax reassessments on the economics of the transaction. Upon delivery of the Tax Termination Notice to Sellers and the Title Company, the Agreement shall terminate, Purchaser shall receive a return of the Deposit and each party to the Agreement shall pay for its own out-of-pocket expenses incurred in respect of the transactions contemplated by the Agreement.

         2.3 Insurance. Purchaser shall have the right to terminate the Agreement by giving written notice (the "Insurance Termination Notice") to Sellers, with a copy to the Title Company, on or before 5 p.m. Eastern Standard Time on January 16, 2004, if Sellers have not delivered evidence reasonably satisfactory to Purchaser that the Insurance Program Condition will be satisfied as of the Closing Date. Sellers shall have the right, but not the obligation, to deliver within three (3) Business Days of their receipt of the Insurance Termination Notice written

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notice (the "Insurance Override Notice") to Purchaser, with a copy to the Title
Company, stating that Sellers agree that satisfaction of the Insurance Program Condition shall be a condition precedent to Purchaser's obligation to close pursuant to Section 4 of the Agreement, whereupon the Insurance Termination Notice shall be of no further force and effect, and Purchaser shall proceed to Closing on the Closing Date, subject to all the terms and conditions of the Agreement, including satisfaction of the Insurance Program Condition. If Sellers fail to deliver the Insurance Override Notice within three (3) Business Days of their receipt of the Insurance Termination Notice, the Agreement shall terminate, Purchaser shall receive a return of the Deposit, and each party to the Agreement shall pay for its own out-of-pocket expenses incurred in respect of the transactions contemplated by the Agreement.

         2.4 Environmental. Purchaser shall have the right to terminate the Agreement by giving written notice (the "Environmental Termination Notice") to Sellers, with a copy to the Title Company on or before 5 p.m. Eastern Standard Time on January 16, 2004, if Purchaser has received reasonably supported evidence from its environmental insurance consultant that an Open Environmental Item constitutes a current violation of Applicable Laws relating to environmental conditions or Hazardous Materials, which Environmental Termination Notice shall include a report from Purchaser's environmental consultant supporting the foregoing. Sellers shall have the right, but not the obligation, to deliver within three (3) Business Days of their receipt of the Environmental Termination Notice written notice (the "Environmental Override Notice") to Purchaser, with a copy to the Title Company, covenanting that Sellers shall take the Environmental Actions, and, upon delivery of the Environmental Override Notice, Purchaser's Environmental Termination Notice shall be of no further force and effect, and Purchaser shall proceed to Closing on the Closing Date in accordance with all the terms and conditions of this Agreement, provided that Purchaser receives evidence on or before the Closing Date that the Environmental Actions to be taken prior to the Closing Date have been accomplished. If Sellers fail to deliver the Environmental Override Notice within three (3) Business Days after their receipt of the Environmental Termination Notice, the Agreement shall terminate, Purchaser shall receive a return of the Deposit, and each party to the Agreement shall pay for its own out-of-pocket expenses incurred in respect of the transactions contemplated by the Agreement.

SECTION 3. AMENDMENTS.

         3.1 Amendments to Section 1. Section 1 (Definitions) of the Original Agreement is hereby amended by adding the following new definitions:

                  "Agreement of Settlement" shall mean the Agreement of Settlement dated as of May 30, 2000 among the parties thereto with respect to the Heron's Run Shared Services Agreement and the Treemont Shared Services Agreement and other matters.

                  "Environmental Actions" shall mean both of the following, which must occur on or before the Closing Date, (a) each applicable Seller's entry into a fixed price contract ("Environmental Contract") with an environmental consultant or other suitable professional reasonably satisfactory to Purchaser to perform the work necessary to cure any Open

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                  Environmental Items cited in the Environmental Termination
                  Notice such that the applicable Open Environmental Item shall no longer constitute a violation of Applicable Laws relating to environmental conditions or Hazardous Materials (the "Remediation Work") which Environmental Contract shall provide that the Remediation Work shall be performed within the later of ninety (90) days after the Closing Date, or such additional time as may be reasonably required to complete the Remediation Work in accordance with Applicable Laws, and (b) each applicable Seller shall escrow at Closing with the Title Company pursuant to an escrow agreement acceptable to such Seller and the Title Company an amount equal to one hundred ten percent (110%) of any amounts due post-Closing under the Environmental Contract(s). The terms and provisions of the escrow agreement for the Environmental Contract(s) costs (and disbursement of the funds escrowed thereunder) shall be consistent with the terms and provisions of the escrow agreement (and disbursement of the funds escrowed thereunder) in connection with the Renovation Contracts as provided in
                  Section 8.4 of the Original Agreement.

                  "Existing Newport Deed" shall mean the Special Warranty Deed by and between Newport Place Associates, Ltd., a Florida limited partnership, as grantor, and Newport Seller, as grantee, dated February 20, 1997, and recorded among the land records of Palm Beach County, Florida on February 21, 1997 in Deed Book 9665 at Page 1476 as instrument 97-063272.

                  "Heron's Run Seller" shall mean Integrated Living Communities of West Palm Beach, L.L.C., a Delaware limited liability company.

                  "Heron's Run Shared Services Agreement" shall mean the Amended and Restated Shared Services Agreement, dated as of May 30, 2000, originally by and between Integrated Living Communities of West Palm Beach, Inc. and Central Park Lodges of West Palm Beach, Inc.

                  "Insurance Program Condition" shall mean either (i) to the extent available within the applicable cost parameters, insurance policies satisfying Article 9 (Insurance) of the Lease for each Property at a cost for the first policy year not to exceed one hundred five percent (105%) of Three Million One Hundred Forty-Nine Thousand Three Hundred Seven Dollars ($3,149,307) in the aggregate for all Properties and the Niles Property, without the necessity of any contribution of additional capital by Purchaser or (ii) to the extent the coverage in (i) is not available within the applicable cost parameters, the risk management program currently in effect with respect to the Properties, as more fully described in Schedule Y attached hereto at a cost for the first policy year not to exceed one hundred five percent (105%) of Three Million One Hundred Forty-Nine Thousand Three Hundred Seven Dollars ($3,149,307) in the aggregate for

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                  all Properties and the Niles Property, with Sellers
                  maintaining, at their sole cost and expense, such additional security as may be necessary to support such program.

                  "Newport Credit" shall mean Thirty Thousand Dollars ($30,000).

                  "Newport Declaration" shall mean that certain Declaration of Restrictive Covenants by Stanford Park, Ltd., dated September 20, 1988, and recorded September 29, 1988 in O.R. Book 5822, Page 999, Public Records, as augmented by Assignment of Declarant's Rights Without Representations and Warranties between Orange Grove Development Corp., in favor of Newport Place Associates, Ltd., dated May 28, 1993 and recorded June 3, 1993 in O.R. Book 7737, Page 1835, Public Records and augmented further by Acknowledgement of Assignment of Declarant's Rights by Helen M. Salisbury and Robert A. Salisbury, dated June 22, 1993, and recorded August 26, 1993, in O.R. Book 7857, Page 944, Public Records, encumbering the Newport Campus.

                  "Newport Seller" shall mean Senior Lifestyle Newport Limited Partnership, a Delaware limited partnership.

                  "Open Environmental Items" means the matters identified on
                  Schedule X attached hereto.

                  "Riverchase Declaration" shall mean that certain Declaration of Protective Covenants, Agreements, Easements, Charges and Liens for Riverchase (Business) between Harbert Construction Corporation and The Equitable Life Assurance Society of the United States, dated January 30, 1974, and recorded in Book 13, Page 15 and amended by the Amendment No. 1, recorded in Real Volume 1294, Page 30 and amended by the Amendment No. 2, recorded May 12, 1977 in Real Volume 1437, Page 570, Jefferson County, Alabama records, encumbering the Alabama Property.

                  "Riverchase Seller" shall mean Riverchase Assisted Living, Ltd., a Texas limited partnership.

                  "Terminated Subleases" shall mean the Sublease dated as of June 1, 1996 between Integrated Living Communities of Colorado Springs, Inc. and Integrated Health Services of Lester, Inc. and the Sublease dated as of June 1, 1996 between Integrated Communities of Bradenton, Inc. and Integrated Health Services of Lester, Inc.

                  "Texas Shared Services Agreement" shall mean the Amended and Restated Services Agreement between Integrated Living Communities of

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                  Denton (Texas), Inc. and Integrated Health Services at Great
                  Bend, Inc.

                  "Treemont Seller" shall mean Integrated Living Communities of Dallas, L.P., a Delaware limited partnership.

                  "Treemont Shared Services Agreement" shall mean the Amended and Restated Shared Services Agreement, dated as of May 30, 2000, originally by and among Integrated Living Communities of Dallas, Inc., Senior Lifestyles Corporation and Cambridge Group of Texas, Inc."

         3.2 Amendment to Section 2.5. Section 2.5 (Environmental Reports) is hereby deleted in its entirety, and the following is hereby substituted in its place:

                  "2.5 Environmental Reports. During the Due Diligence Period, Purchaser shall have the option to obtain, at its sole cost and expense, Phase I environmental reports in respect of the Properties (collectively, "Environmental Reports"). In the event Purchaser terminates this Agreement, Purchaser agrees to provide Sellers with a copy of the initial Environmental Reports and all updates thereto. If Purchaser does not deliver the Termination Notice, Purchaser will be deemed to have accepted all matters set forth in the Environmental Reports, except to the extent such matters are subject to Section 2.4 above. Until January 13, 2004, Purchaser shall have the option to obtain at its sole cost and expense additional reports in respect of Open Environmental Items.

         3.3 Amendments to Section 4. Section 4. (Conditions to Purchaser's Obligation to Close) is hereby amended by adding the following new Section 4.8:

                  4.8 Title Company Requirements Respecting Outstanding Notices of Commencement. Sellers shall have furnished the Title Company with such affidavits and/or other documentation necessary to delete any title exceptions on the owner's title insurance policies to be obtained by Purchaser or the Applicable Property Transferee at Closing relating to recorded Notices of Commencement.

         3.4 Amendments to Section 6. Section 6 (Representations and Warranties of Sellers; Purchaser's Independent Investigation; Access) of the Original Agreement is hereby amended by adding the following new Section 6.4:

                  "6.4 Representations and Warranties of Riverchase Seller, Newport Seller, Treemont Seller and Heron's Run Seller. To induce Purchaser to enter into this Agreement, Riverchase Seller, Newport Seller, Treemont Seller and Heron's Run Seller represent and warrant, respectively, to Purchaser as follows:

                           (a) Riverchase Seller's Representations. Riverchase
                  Seller represents and warrants that with respect to the Riverchase Declaration (i)

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                  since the acquisition of the Alabama Property, Riverchase
                  Seller has not received any demand for payment or any other notice under or in connection with the Riverchase Declaration (including, but not limited to, a demand for an annual or special assessment under the Riverchase Declaration), (ii) to Riverchase Seller's actual knowledge the Riverchase Declaration has not been enforced by any person or entity during the period of Riverchase Seller's ownership of the Alabama Property, and (iii) Riverchase Seller has neither given nor received any notice of default under the Riverchase Declaration.

                           (b) Newport Seller's Representations. Newport Seller
                  represents and warrants that with respect to the Newport Declaration (i) since the acquisition of the Newport Campus, Newport Seller has not received any demand for payment or any other notice under or in connection with the Newport Declaration (including, but not limited to, a demand for an annual or special assessment under the Newport Declaration),
                  (ii) to Newport Seller's actual knowledge the Newport Declaration has not been enforced by any person or entity during the period of Newport Seller's ownership of the Newport Campus, and (iii) Newport Seller has neither given nor received any notice of default under the Newport Declaration.

                           (c) Treemont Seller's Representations. Treemont
                  Seller represents and warrants that (i) Section 5.2(a)(i) of the Treemont Shared Services Agreement (cross default provision relating to the Terminated Subleases) and Section 5.2(a)(ii) of the Treemont Shared Services Agreement (cross default provision relating to the Texas Shared Services Agreement) are no longer effective because Treemont Seller's affiliates do not retain an interest as landlord or tenant in the Terminated Subleases and Treemont Seller's affiliate is no longer a party to the Texas Shared Services Agreement, (ii) Paragraph 7(a)(4) of the Agreement of Settlement has no further force and effect because it addresses issues arising from the Terminated Subleases, which are now terminated, and
                  (iii) Cambridge Group of Texas, Inc. no longer has the right to terminate the Treemont Shared Services Agreement pursuant to Section 5.2(a) of the Treemont Shared Services Agreement as a result of Integrated Living Communities of Dallas, Inc.'s (or its affiliates') breach of payment obligations under Paragraph 7(a)(4) of the Agreement of Settlement.

                           (d) Heron's Run Seller's Representations. Heron's Run
                  Seller represents and warrants that (i) Section 6.2(a)(i) of the Heron's Run Shared Services Agreement (cross default provision relating to the Terminated Subleases) and Section 6.2(a)(ii) of the Heron's Run Shared Services Agreement (cross default provision relating to the Texas Shared Services Agreement) are no longer effective because Heron's Run Seller's affiliates do not retain an interest as landlord or tenant in the Terminated

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                  Subleases and Heron's Run Seller's affiliate is no longer a party to the Texas Shared Services Agreement, (ii) Paragraph 7(a)(4) of the Agreement of Settlement has no further force and effect because it addresses issues arising from the Terminated Subleases, which are now terminated, and (iii) Central Park Lodges of West Palm Beach, Inc. no longer has the right to terminate the Heron's Run Shared Services Agreement pursuant to Section 6.2(a) of the Heron's Run Shared Services Agreement as a result of Integrated Living Communities of West Palm Beach, Inc.'s (or its affiliates') breach of payment obligations under Paragraph 7(a)(4) of the Agreement of Settlement.

                  The representations and warranties made in this Agreement by Riverchase Seller, Newport Seller, Treemont Seller and Heron's Run Seller respectively, in Sections 6.4(a), (b), (c) and (d) are made as of the Effective Date and shall be deemed remade by Riverchase Seller, Newport Seller, Treemont Seller and Heron's Run Seller, respectively, as of the Closing Date, with the same force and effect as if made on, and as of, the Closing Date. Notwithstanding the foregoing, Riverchase Seller, Newport Seller, Treemont Seller and Heron's Run Seller, respectively, shall have the right, from time to time prior to the Closing Date, to modify the representations and warranties made in Sections 6.4(a), (b), (c) and (d) as a result of changes in applicable conditions beyond the control of Riverchase Seller, Newport Seller, Treemont Seller and Heron's Run Seller, as applicable, by delivery of a Change Notice."

         3.5 Amendment to Section 8.4. Section 8.4 (Maintenance and Renovation Contracts) is hereby deleted in its entirety, and the following is hereby substituted in its place:

                  "Maintenance and Renovation Contracts; Required Repairs; Indemnification.

                           (a) Between the Effective Date and the Closing Date,
                  each Seller shall (i) maintain the applicable Property in substantially the same manner as prior hereto pursuant to each Seller's normal course of business, subject to reasonable wear and tear and further subject to the occurrence of any damage or destruction to the Property by casualty or other causes or events beyond the control of such Seller; provided, however, that, except as expressly provided in the other subsections of this Section 8.4, each Seller's maintenance obligations under this subsection shall not include any obligation to make capital expenditures not incurred in such Seller's normal course of business or any other expenditures not incurred in such Seller's normal course of business; and (ii) perform its obligations under the Renovation Contracts, including timely payment of all amounts due thereunder. On the Closing Date, the applicable Sellers shall provide the Title Company pursuant to an escrow agreement acceptable to such Sellers and the Title Company with an amount equal to one hundred and ten percent (110%) of any amounts not yet due and payable by the applicable

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                  Sellers under the Renovation Contracts to be held in escrow in an interest-bearing account (the "RC Escrow Account") by the Title Company and disbursed by the Title Company from time to time pursuant to written instructions from Sellers in accordance with the provisions of the Renovation Contracts. Upon the completion of the work under each Renovation Contract and Title Company receiving appropriate lien waivers from the contractor(s) under such Renovation Contract, Title Company shall disburse to the applicable Seller any remaining funds in the RC Escrow Account relating to such Renovation Contract.

                           (b) Within the later of ninety (90) days after the
                  Closing Date or such longer time as may reasonably be required consistent with Applicable Laws, each applicable Seller shall cause the property repairs described in Schedule Z attached hereto (the "Required Property Repairs") to be performed, at its sole expense, in a good and workmanlike manner in accordance with all Applicable Laws. Prior to the Closing Date, each applicable Seller shall enter into any third-party contracts which may be necessary for completion of the Required Property Repairs. At Closing, Sellers shall provide each applicable Tenant with a credit in the amount of One Hundred Ten Percent (110%) of the amount which Sellers reasonably estimate to be the cost for such Tenant to complete the Required Property Repairs. Upon giving such credit, Sellers, in their capacity as sellers under the Agreement, shall have no further liability with respect to the Required Property Repairs, subject only to their indemnification obligation with respect to third party contracts executed by any Seller prior to the Closing Date to perform Required Property Repairs. Upon completion of the Required Property Repairs, the applicable Tenants shall be entitled to distribute to their members or partners, as applicable, any remaining funds with respect to which they were credited at Closing in connection with the Required Property Repairs.

                           (c) The applicable Seller shall be responsible to
                  timely complete and pay all costs of and shall indemnify Purchaser and its assigns against any cost, loss, damage or liability relating to any failure of the applicable Seller to pay all amounts due under the applicable Renovation Contract, the applicable Environmental Contract, or under any contract executed by an applicable Seller prior to the Closing Date to perform Required Property Repairs."

         3.6 Amendments to Section 10 (Apportionments).

                  (a) Section 10.2 (Closing Costs) is hereby amended by deleting section (a) and in lieu, in place, and instead thereof is inserted the following:

                           "(a) All Third-Party Costs (hereinafter defined)
                  shall be borne one hundred percent (100%) by Purchaser. All Third-Party Costs are included in the determination of rent under the Leases (subject to the terms

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                  of the Leases providing that the maximum amount of Third-Party
                  Costs which may be included in the determination of rent is Seven Million Three Hundred Thousand Dollars ($7,300,000) excluding any reserves required to be posted by Purchaser, its Affiliates, or the Property Transferee on the Closing Date to satisfy the requirements of the Lenders or the lender with respect to the property which is the subject of the Niles Sale Agreement)."

                  (b) The definition of Third-Party costs set forth in Section 10.2(b) is hereby amended by the addition of the following subsection (xiv):

                  ", and (xiv) any reserves required to be posted by Purchaser, its Affiliates, or the Property Transferee on the Closing Date to satisfy the requirements of the Lenders or the lender with respect to the Property which is subject of the Niles Sale Agreement."

                  (c) Section 10 is hereby amended by adding the following new
Section 10.3:

                  "10.3 Pointe at Newport Place Property Related Credit. At Closing, Newport Seller, as seller, shall credit to Newport Seller, as tenant under the Pointe at Newport Place Property Lease, the Newport Credit. The Newport Credit shall be used by Newport Seller, as the tenant under the Pointe at Newport Place Property Lease, for the payment of the amounts owed to Newport Place Associates, Ltd. and its successors and assigns under the Existing Newport Deed. Upon receipt of a claim from Newport Place Associates, Ltd. or its successors or assigns under the Existing Newport Deed with respect to the Newport Credit (the "Newport Claim"), or if the Purchaser or the Applicable Property Transferee purchasing the Pointe at Newport Place Property notifies the Newport Seller of any Newport Claim made to the Purchaser or such Applicable Property Transferee, as the case may be, Newport Seller, as tenant under the Pointe at Newport Place Property Lease shall promptly deliver the amount of the Newport Credit to Newport Place Associates, Ltd. or its successor or assign, as applicable, and shall deliver to the Applicable Property Transferee appropriate evidence of the payment. If by February 29, 2005 (the fifth anniversary of the Certificate of Occupancy issuance date) Newport Place Associates, Ltd. or its successors or assigns shall have not made a Newport Claim, then Newport Seller shall have the right to distribute the Newport Credit to its partners, but shall remain liable if a Newport Claim is made which is not otherwise terminated by court action or otherwise. If the Newport Seller shall have not been notified by the Purchaser or the Applicable Property Transferee about a Newport Claim made to the Purchaser or such Property Transferee, then Newport Seller's obligation to make the payments to Newport Place Associates, Ltd. or its successors or assigns pursuant to the Existing Newport Deed shall terminate and Newport Seller shall have the right to distribute the Newport Credit to its partners."

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         3.7 Amendment to Sections 12.4(a), (b) and (c). Section 12.4 (Notices)
of the Original Agreement is hereby amended by deleting Sections 12.4(a), (b) and (c) and substituting the following new Sections 12.4(a), (b) and (c) therefor:

                           "(a) Any and all notices, demands, consents,
                  approvals, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given if in writing addressed to the recipient of the notice at the addresses set forth below (or to such other addresses as the parties may specify by due notice to the others) and the same shall be delivered either (i) in hand, (ii) by mail, postage prepaid and registered or certified with return receipt requested, (iii) by Federal Express or similar expedited commercial carrier, with all freight charges prepaid, or (iv) by facsimile transmission or email with a hard copy to follow by Federal Express or similar expedited commercial carrier. If a notice or other communication is sent to a party by facsimile transmission or email, then copies of such notice under Section 12.4(c) shall also be sent by the same delivery method to the copy recipients.

                           (b) All notices required or permitted to be sent
                  hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of acknowledged receipt or upon the date of receipt of refusal. Notices or other communications (i) given by mail will be presumed received on the fifth Business Day after they are mailed, (ii) given by Federal Express or similar expedited commercial carrier will be presumed received on the next Business Day after they are sent, (iii) given by facsimile transmission will be presumed received at the time indicated in the recipient's automatic acknowledgment, and (iv) given by email will be presumed received on the day the email is sent. Whenever under this Agreement a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

                           (c) All such notices shall be addressed,

                           if to Sellers or any Seller, to:

                                    c/o Horizon Bay Senior Communities
                                    5102 W. Laurel Street, Suite 700
                                    Tampa, Florida 33607
                                    Attention: Thilo D. Best and Jon A. DeLuca
                                    Emails: tbest@horizonbay.com
                                            jdeluca@horizonbay.com
                                    Phone: (813) 287-3992
                                    Fax: (813) 287-3913
                               with a copy to:

                                    c/o Goldman Sachs & Co.
                                    100 Crescent Court
                                    Suite 1000
                                    Dallas, TX 75201
                                    Attention: Thomas D. Ferguson
                                    Email: Thomas.Ferguson@gs.com
                                    Phone: (214) 855-6311
                                    Fax: (214) 855-6305

                                    and

                                    Arent Fox Kintner Plotkin & Kahn, PLLC
                                    1050 Connecticut Avenue, N.W.
                                    Washington, DC 20036-5339
                                    Attention: Kenneth S. Jacob, Esq.
                                    Email: Jacob.Kenneth@arentfox.com
                                    Phone: (202) 775-5750
                                    Fax: (202) 857-6395

                           if to Purchaser, to:

                                    c/o CNL Retirement Corp.
                                    CNL Center at City Commons
                                    450 South Orange Avenue
                                    Orlando, Florida 32801-3336
                                    Attn: Marcel Verbaas
                                    Email: mverbaas@cnlonline.com
                                    Phone: (407) 650-1099
                                    Fax: (407) 835-3232

                               with a copy to:

                                    Lowndes, Drosdick, Doster,
                                    Kantor & Reed, P.A.
                                    215 North Eola Drive
                                    Post Office Box 2809
                                    Orlando, Florida 32802
                                    Attn: Daniel F. McIntosh, Esq.
                                    Email: dan.mcintosh@lddkr.com
                                    Phone: (407) 418-6272
                                    Fax: (407) 843-4444

                           If to Title Company, to:

                                    Fidelity National Title Insurance Company
                                    717 N. Harwood Street
                                    Suite 800
                                    Dallas, Texas  75201
                                    Attn: Pat Noska
                                    Email: pnoska@fnf.com
                                    Phone: (214) 220-1829
                                    Fax: (214)969-5348

         3.8 Amendment to Schedule G. The references to the Six Million Dollar ($6,000,000) letter of credit for the Berkshire facility and the Two Million Dollar ($2,000,000) additional collateral for the Collateral facility are hereby deleted.

SECTION 4. MISCELLANEOUS.

         4.1 Notices. Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Amendment shall be delivered as set forth under Section 12.4 of the Original Agreement.

         4.2 Counterparts, Etc. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures shall be deemed originals for purposes of determining the enforceability of this Amendment. This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the subject matter hereof. The Original Agreement as amended by this Amendment may not be amended or modified in any respect other than by the written agreement of all of the parties hereto.

         4.3 Ratification. Except as amended by this Amendment, the terms of the Original Agreement are hereby ratified and confirmed in all respects.

         4.4 Niles Sale Agreement. It is understood and agreed that Sellers and Purchaser contemplated that simultaneously with the execution and delivery of this Amendment, Purchaser and the seller under the Niles Sale Agreement would enter into a substantially similar amendment to the Niles Sale Agreement with respect to the matters in this Amendment applicable to the Niles Sale Agreement. The execution version of the said amendment to the Niles Sale Agreement has not been prepared but the parties agree to negotiate in good faith an amendment to the Niles Sale Agreement substantially in accordance with the foregoing terms which shall be dated as of the date of this Amendment. If the parties fail to execute such Amendment by 5:00 p.m. Eastern Standard Time on January 5, 2004, any Purchaser Tax Termination Notice shall also terminate the Niles Sale Agreement and entitle Purchaser to a return of the deposit thereunder.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties have caused this Second Amendment to Purchase and Sale Agreement to be executed as a sealed instrument as of the date first hereinabove written.

                           SELLERS:

                           THE PARK AT RIVERCHASE (AL):

                           RIVERCHASE ASSISTED LIVING, LTD.,
                           a Texas limited partnership

                           By: WXI/Senior Lifestyle Riverchase Gen-Par, L.L.C.,
                               a Delaware limited liability company,
                               its General Partner

                               By: Integrated Living Communities, L.L.C.,
                                   a Delaware limited liability company,
                                   its Sole Member

                                   By: /s/ Jon A. DeLuca
                                       -----------------------------------
                                       Jon A. DeLuca
                                       Vice President and
                                       Chief Financial Officer

                           THE HERITAGE PALMERAS (AZ):

                           SENIOR LIFESTYLE HERITAGE, L.L.C.,
                           a Delaware limited liability company

                           By: WHSLA Real Estate Limited Partnership,
                               a Delaware limited partnership,
                               its Sole Member

                               By: WHSLA Gen-Par, Inc.,
                                   a Delaware corporation,
                                   its General Partner

                                   By: /s/ Jon A. DeLuca
                                       -----------------------------------
                                       Jon A. DeLuca
                                       Vice President and
                                       Chief Financial Officer

                           CARRINGTON POINTE AND CHERRY HILLS CLUB (CA):

                           INTEGRATED MANAGEMENT - CARRINGTON POINTE, L.L.C., a Delaware limited liability company

                           By: /s/ Jon A. DeLuca
                               -----------------------------------
                               Jon A. DeLuca
                               Vice President and
                               Chief Financial Officer

                           HERON'S RUN (FL):

                           INTEGRATED LIVING COMMUNITIES OF WEST
                           PALM BEACH, L.L.C.,
                           a Delaware limited liability company

                           By: /s/ Jon A. DeLuca
                               -----------------------------------
                               Jon A. DeLuca
                               Vice President and
                               Chief Financial Officer

                           NEWPORT PLACE AND THE POINTE AT NEWPORT PLACE (FL):

                           SENIOR LIFESTYLE NEWPORT LIMITED PARTNERSHIP, a Delaware limited partnership

                           By: SLC Newport, Inc.,
                               a Delaware corporation,
                               its General Partner

                               By: /s/ Jon A. DeLuca
                                   -----------------------------------
                                   Jon A. DeLuca
                                   Vice President and
                                   Chief Financial Officer

                           PINECREST PLACE (FL):

                           SENIOR LIFESTYLE PINECREST LIMITED PARTNERSHIP, a Delaware limited partnership

                           By: SLC Pinecrest, Inc.,
                               a Delaware corporation,
                               its General Partner

                               By: /s/ Jon A. DeLuca
                                   -----------------------------------
                                   Jon A. DeLuca
                                   Vice President and
                                   Chief Financial Officer

                           PROSPERITY OAKS (FL):

                           SENIOR LIFESTYLE PROSPERITY LIMITED PARTNERSHIP, a Delaware limited partnership

                           By: Prosperity Gen-Par, Inc.,
                               a Delaware corporation,
                               its General Partner

                               By: /s/ Jon A. DeLuca
                                   -----------------------------------
                                   Jon A. DeLuca
                                   Vice President and
                                   Chief Financial Officer

                           WATERSIDE RETIREMENT ESTATES (FL):

                           INTEGRATED LIVING COMMUNITIES OF SARASOTA, L.L.C., a Delaware limited liability company

                           By: /s/ Jon A. DeLuca
                               -----------------------------------
                               Jon A. DeLuca
                               Vice President and
                               Chief Financial Officer

                           THE PARK AT OLYMPIA FIELDS (IL):

                           OLYMPIA FIELDS SENIOR HOUSING, L.L.C.,
                           a Delaware limited liability company

                           By: WHSLC Realty, L.L.C.,
                               a Delaware limited liability company

                               By: WHSLH Realty, L.L.C.,
                                   a Delaware limited liability company,
                                   its member

                                   By: /s/ Jon A. DeLuca
                                       -----------------------------------
                                       Jon A. DeLuca
                                       Vice President and
                                       Chief Financial Officer

                           EAST BAY MANOR (RI):

                           SENIOR LIFESTYLE EAST BAY LIMITED PARTNERSHIP, a Delaware limited partnership

                           By: SLC East Bay, Inc.,
                               a Delaware corporation,
                               its General Partner

                               By: /s/ Jon A. DeLuca
                                   -----------------------------------
                                   Jon A. DeLuca
                                   Vice President and
                                   Chief Financial Officer

                           EMERALD BAY MANOR (RI):

                           SENIOR LIFESTYLE EMERALD BAY LIMITED PARTNERSHIP, a Delaware limited partnership

                           By: SLC Emerald Bay, Inc.,
                               a Delaware corporation,
                               its General Partner

                               By: /s/ Jon A. DeLuca
                                   -----------------------------------
                                   Jon A. DeLuca
                                   Vice President and
                                   Chief Financial Officer

                           GREENWICH BAY MANOR (RI):

                           GREENWICH BAY, L.L.C.,
                           a Delaware limited liability company

                           By: /s/ Jon A. DeLuca
                               -----------------------------------
                               Jon A. DeLuca
                               Vice President and
                               Chief Financial Officer

                           NORTH BAY MANOR (RI)

                           SENIOR LIFESTYLE NORTH BAY LIMITED PARTNERSHIP, a Delaware limited partnership

                           By: SLC North Bay, Inc.,
                               a Delaware corporation,
                               its General Partner

                               By: /s/ Jon A. DeLuca
                                   -----------------------------------
                                   Jon A. DeLuca
                                   Vice President and
                                   Chief Financial Officer

                           SAKONNET BAY MANOR (RI):

                           SENIOR LIFESTYLE SAKONNET BAY LIMITED PARTNERSHIP, a Delaware limited partnership

                           By: SLC Sakonnet Bay, Inc.,
                               a Delaware corporation,
                               its General Partner

                               By: /s/ Jon A. DeLuca
                                   -----------------------------------
                                   Jon A. DeLuca
                                   Vice President and
                                   Chief Financial Officer

                           SOUTH BAY MANOR (RI):

                           SOUTH BAY MANOR, L.L.C.,
                           a Delaware limited liability company

                           By: /s/ Jon A. DeLuca
                               -----------------------------------
                               Jon A. DeLuca
                               Vice President and
                               Chief Financial Officer

                           WEST BAY MANOR (RI):

                           WEST BAY MANOR, L.L.C.,
                           a Delaware limited liability company

                           By: /s/ Jon A. DeLuca
                               -----------------------------------
                               Jon A. DeLuca
                               Vice President and
                               Chief Financial Officer

                           TREEMONT RETIREMENT COMMUNITY (TX):

                           INTEGRATED LIVING COMMUNITIES OF
                           DALLAS, L.P.,
                           a Delaware limited partnership

                           By: Integrated Living Communities of Dallas
                               Gen-Par, L.L.C.,
                               a Delaware limited liability company,
                               its General Partner

                               By: /s/ Jon A. DeLuca
                                   -----------------------------------
                                   Jon A. DeLuca
                                   Vice President and
                                   Chief Financial Officer

                           PURCHASER:

                           CNL RETIREMENT CORP., A FLORIDA CORPORATION

                           By: /s/ Marcel Verbaas
                               -----------------------------------
                               Marcel Verbaas
                               Chief Investment Officer

                                   SCHEDULE Y

                         CURRENT RISK MANAGEMENT PROGRAM

         Our current general and professional liability policy commenced 12/31/02 and expires 12/31/05. The policy covers general and professional claims on a claims made basis and has a retrospective date of 1/1/01. The current limits of the policy include a $5 million SIR and $5 million policy aggregate for claims in excess of $5 million and less than $10 million. The primary insurance carrier did not require any additional deposits or letters of credits; however, Fannie Mae required that we post a $2 million deposit due to the SIR amount.

         Currently, all Project Waterfall assets except The Park at Golf Mill are named insureds on this policy. In addition, the following assets managed by Horizon Bay Senior Communities are also named insureds on this policy:
Brantley's, Regency Park (closed location), Kingsley Place at Lincoln Square (closed location), and The Park at Vernon Hills (professional liability only).

         The Park at Vernon Hills has a separate general liability policy. The policy has a $1,000,000 per occurrence limit with a $2,000,000 aggregate limit. There is no deductible. There is a separate umbrella policy over the primary coverage with limits of $25,000,000 per occurrence and a $ 25,000,000 aggregate. Both the primary and umbrella are occurrence based policies. The policy dates are 3/24/2003 to 3/23/2004.

         The Park at Golf Mill has a separate general liability policy. The policy has a $1,000,000 per occurrence limit with a $2,000,000 aggregate. There is no deductible. There is a separate umbrella policy over the primary coverage with limits of $ 25,000,000 per occurrence and $ 25,000,000 aggregate. Both the primary and umbrella are occurrence based policies. The policy dates are 4/15/2003 to 4/14/2004.

         For all other descriptions of Insurance coverage please refer to certificates of insurance provided to Buyer.